UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 18, 2007

ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8120 Shaffer Parkway Littleton, Colorado		80127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (303) 420-1141

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 18, 2007, Ascent Solar Technologies, Inc. (“Ascent”) executed a definitive Cooperation Agreement (the “Agreement”) with Norsk Hydro Produksjon AS (“Hydro”), a roughly 23% shareholder of Ascent.  In the Agreement, Ascent agrees to supply its photovoltaic modules for use in building integrated photovoltaic solutions offered by Hydro and its affiliated companies.  Hydro agrees to utilize its expertise to assist Ascent in optimizing and streamlining Ascent’s manufacturing lines, and to support Ascent in establishing strategic alliances with key players in the European solar industry.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

	10.1	Cooperation Agreement between Ascent Solar Technologies, Inc. and Norsk Hydro Produksjon AS, dated December 18, 2007.

	99.1	Press Release dated December 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

December 19, 2007	By:	/s/ Matthew B. Foster

Name: Matthew B. Foster
Title: President and CEO